SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

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☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Broadcom Corporation

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 20, 2010
BROADCOM CORPORATION

Meeting Information
Meeting Type:          Annual
For holders as of:   March  22, 2010
Date: May 20, 2010     Time: 10:00 a.m., Local Time

Location:	Broadcom Corporation 5300 California Avenue Irvine, California 92617
Directions to the meeting can be viewed
at www.broadcom.com/investors.
You are receiving this communication because you hold shares in Broadcom Corporation.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT        2009 ANNUAL REPORT
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 6, 2010 to facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods
Vote By Internet: To vote now by the Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Vote In Person: For admission to the Annual Meeting, each shareholder will be asked to present valid picture identification, such as a driver's license or passport, and proof of ownership of Broadcom Corporation's common stock as of the record date, such as a brokerage statement reflecting stock ownership. At the meeting, you will need to request a ballot to vote these shares.

Voting Items

The Board of Directors recommends a vote “FOR” Proposal 1 AND “FOR” Proposal 2.

1.	To elect the following persons to serve on the Company’s Board of Directors until the next annual meeting of shareholders and/or until their successors are duly elected and qualified:

Nominees:

	01) Joan L. Amble	05) Scott A. McGregor
	02) Nancy H. Handel	06) William T. Morrow
	03) Eddy W. Hartenstein	07) Robert E. Switz
04) John E. Major

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010.

3.	In accordance with the discretion of the proxy holders, to transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.